ACR Equity International Fund

Class I Shares (Ticker Symbol: ACREX)

A series of Investment Managers Series Trust II

Supplement dated November 3, 2026, to the

Summary Prospectus dated March 31, 2026.

Eric Loyet, CFA, has been added as a portfolio manager to the ACR Equity International Fund (the “Fund”). Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The section “Portfolio Managers” on page 8 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The portfolio management team is comprised of the following portfolio managers. Mr. Schilpzand is the Lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund.

Name and Title	Managed the Fund Since
Willem Schilpzand, CFA, Portfolio Manager	January 2017
Nicholas Tompras, CFA, Chief Executive Officer and Co-Chief Investment Officer	January 2017
Tim Piechowski, CFA, Co-Chief Investment Officer and Portfolio Manager	January 2017
Eric Loyet, CFA, Portfolio Manager	September 2026

Please file this Supplement with your records.